Summary Prospectus Supplement	January 31, 2018

Putnam U.S. Government Income Trust
Summary Prospectus dated January 30, 2018

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam U.S. Government Income Trust (the “fund”), has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name, investment goal and investment strategies. Putnam Management currently anticipates that the changes will be effective on or about April 19, 2018 (the “Effective Date”). The fund’s investment strategies will remain substantially similar, except that the fund will be able to invest more significantly in mortgages, mortgage-related fixed-income securities, and related derivatives.

In connection with the implementation of these changes, the fund may make dispositions of certain portfolio holdings or close certain positions. Such transactions, which are expected to occur largely in April 2018, may result in certain brokerage commissions or other transaction costs. Depending on market conditions at the time, these changes could also result in the realization of capital gains.

Putnam Management has also recommended, and the fund’s Board of Trustees has approved, the merger of Putnam American Government Income Fund into the fund. Putnam Management and the fund’s Board of Trustees believe that the merger is in the best interests of the fund and its shareholders. Completion of the merger is subject to a number of conditions. The merger is expected to occur on or about April 23, 2018, with the net asset value of the shares to be issued in the merger currently expected to be determined on or about April 20, 2018. No shareholder approval of the merger is required. The merger is expected to be tax-free for federal income tax purposes.

On the Effective Date, the fund’s name will change to “Putnam Mortgage Securities Fund.” Additionally, the fund’s existing policy (under normal circumstances) to invest at least 80% of its net assets in U.S. government securities will be revised to instead require the fund (under normal circumstances) to invest at least 80% of its net assets in mortgages, mortgage-related fixed-income securities and related derivatives. Accordingly, on the Effective Date, the following changes are made in the fund’s Summary Prospectus:

• All references in the Summary Prospectus to Putnam U.S. Government Income Trust are deleted and replaced with “Putnam Mortgage Securities Fund.”

• The section Investments, risks, and performance are deleted in their entirety and replaced with the following:

Investments

We invest mainly in mortgages, mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, we invest at least 80% of the fund’s net assets in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy,

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but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders.

We expect to invest in mortgage-backed investments that are obligations of U.S. government agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., Ginnie Mae mortgage-backed bonds) as well as in mortgage-backed investments that are backed by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities.

We also expect to invest in lower-rated, higher-yielding mortgage-backed securities, including non-agency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives), and agency mortgage-backed securities. Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While our emphasis will be on mortgage-backed securities, we may also invest to a lesser extent in other types of asset-backed securities.

We may consider, among other factors, credit, interest rate, prepayment and liquidity risks, as well as general market conditions, when deciding whether to buy or sell investments.

We typically use to a significant extent derivatives, including interest rate swaps, swaptions, forward delivery contracts, total return swaps, and options on mortgage-backed securities and indices, for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial and housing markets, and factors related to a specific issuer, industry, geography, such as a region of the United States, or sector, such as the housing or real estate markets. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

The risks associated with bond investments include interest rate risk, which means the value of the fund’s investments is likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that issuers of the fund’s investments may default on payment of interest or principal. Default risk is generally higher for non-qualified mortgages. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment grade bonds, which may be considered speculative. Mortgage- and asset-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s exposure to privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political and other developments affecting the housing or real estate markets.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• The sub-section Performance in the section Investments, risks and performance is amended to provide that the fund’s benchmark is the Bloomberg Barclays U.S. MBS Index.

Shareholders should retain this Supplement for future reference.

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